UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 22, 2018

Defense Technologies International Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-54851	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4730 South Fort Apache Road, Suite 300, Las Vegas, Nevada 89147
(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 520-9485

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

When used in this Current Report on Form 8-K, the terms "company", "Defense Technologies," "we," "us," "our" and similar terminology, reference Defense Technologies International Corp.

Item  5.07  Submission of Matters to a Vote of Security Holders.

On January 19, 2018, our board of directors approved a proposal to effect a reverse stock split of issued and outstanding shares of common stock on a one share for fifteen hundred (1:1500) shares basis. As of January 22, 2018, stockholders who beneficially hold in the aggregate voting power equal to 326,233,610 shares, or approximately 62.51% of the voting power of our outstanding voting securities, executed and delivered to the board of directors written consents approving the reverse split. No other corporate action to be taken by written consent was considered.

The company's voting power includes outstanding common stock as well as preferred shares that possess super voting power for common share votes. Written consents approving the action were executed and delivered to the board of directors on January 22, 2018. The effective date of the split will be established by our board, which we anticipate will be on or about March20, 2018. Because the action was approved by the written consent of stockholders holding the majority of our outstanding voting securities, no proxies were solicited.

In connection with the proposed reverse stock split, on January 30, 2018 the company filed with the State of Delaware a Certificate of Amendment of Certificate of Incorporation reporting the action. We are also making necessary filings with FINRA and the SEC to effect the reverse stock split. We anticipate that an information statement announcing the proposed stock split will be mailed to stockholders on or about February 26, 2018.

Following the reverse stock split, we will have issued and outstanding approximately 132,910 shares of common stock, without giving effect to the rounding up of fractional shares. Split shares will be fully-paid and non-assessable. The rights and preferences of the outstanding common shares (post-split) will remain the same as pre-split shares.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Any "safe harbor under this Act does not apply to a "penny stock" issuer, which definition would include the company.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties, as well as other uncontrollable or unknown factors, could cause actual results to materially differ from the results, performance or expectations, expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Defense Technologies International Corp.

Date: February 16, 2018	By: /s/ Merrill W. Moses
Merrill W. Moses
President, CEO and
Interim Chief Financial Officer